SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement       |_|   Confidential, for Use of
                                              the Commission Only (as
                                              permitted by Rule
                                              14a-6(e)(2))

|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Under Rule 14a-12

                                   ARGAN, INC.
                (Name of Registrant as Specified In Its Charter)

           -----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                                   Argan, Inc.
                          One Church Street, Suite 302
                            Rockville, Maryland 20850

                                                               May 23, 2005

To Our Stockholders:

      You are cordially invited to attend the Annual Meeting of Stockholders of Argan, Inc. (the "Company"), to be held on June 23, 2005 at 11:00 a.m. local time, at the offices of Allen & Company LLC located at 711 Fifth Avenue, 9th Floor, New York, New York 10022. Enclosed are the Secretary's notice of this meeting, a proxy statement and a form of proxy.

      At the Annual Meeting, you will be asked to consider and vote upon the following proposals described in the enclosed proxy statement:

      1. To elect seven directors to serve for a term ending at the 2006 Annual Meeting;

      2. To ratify the selection of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending January 31, 2006; and

      3. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

      As described in the enclosed materials, the Company's Board of Directors has approved the matters included in these proposals and believes that they are fair to, and in the best interests of, the Company and its stockholders. The Board of Directors recommends a vote "FOR" each of the proposals.

      Regardless of whether you plan to attend the Annual Meeting, your vote is important. I urge you to participate by promptly completing and returning the enclosed proxy card as soon as possible. You may revoke your proxy and vote in person if you decide to attend the Annual Meeting.

                                       Sincerely,


                                       Rainer H. Bosselmann
                                       Chairman of the Board

                    IF YOU PLAN TO ATTEND, PLEASE CONTACT US

If you plan to attend the Annual Meeting on June 23, 2005, as a courtesy to the building management at 711 Fifth Avenue, we request that you call, fax or email your intentions so that we can notify the front desk of your attendance. Please notify Haywood Miller by phone at 301-315-0027, by fax at 301-315-0064, or by email at hhmiller3@arganinc.com.

                                   Argan, Inc.
                          One Church Street, Suite 302
                            Rockville, Maryland 20850

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 23, 2005

To the Stockholders of Argan, Inc.:

      NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the "Meeting") of Argan, Inc. (the "Company") will be held on June 23, 2005 at 11:00 a.m. local time, at the offices of Allen & Company LLC located at 711 Fifth Avenue, 9th Floor, New York, New York 10022, for the following purposes:

      1. To elect seven directors to serve for a term ending at the 2006 Annual Meeting;

      2. To ratify the selection of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending January 31, 2006; and

      3. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

      Only holders of record of outstanding shares of Common Stock, $.15 par value per share, of the Company at the close of business on May 6, 2005 will be entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

                                       By Order of the Board of Directors


                                       H. Haywood Miller
                                       Corporate Secretary

Rockville, Maryland
May 23, 2005

      Your vote is important. To vote your shares, please mark, sign and date the enclosed proxy card and mail it promptly in the enclosed return envelope, which requires no postage if mailed in the United States.

                                   Argan, Inc.
                          One Church Street, Suite 302
                            Rockville, Maryland 20850

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 23, 2005

Introduction

      This Proxy Statement is being furnished to stockholders of Argan, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Thursday, June 23, 2005 at 11:00 a.m. local time, at the offices of Allen & Company LLC located at 711 Fifth Avenue, 9th Floor, New York, New York 10022, and any adjournment or postponement thereof (the "Meeting").

      At the Meeting, stockholders will be asked to consider and vote upon two proposals: (1) the election of seven directors to serve until the 2006 Annual Meeting (the "Election of Directors"); and (2) the ratification of the selection of the Company's independent auditors (the "Ratification of Auditors").

      This Proxy Statement is dated May 23, 2005 and is first being mailed to stockholders along with the related form of proxy on or about May 25, 2005.

      If a proxy in the accompanying form is properly executed and returned to the Company in time for the Meeting and is not revoked prior to the time it is exercised, the shares represented by the proxy will be voted in accordance with the directions specified therein for the matters listed on the proxy card. Unless the proxy specifies that it is to be voted against or is an abstention on a listed matter, proxies will be voted FOR the Election of Directors and FOR the Ratification of Auditors and otherwise in the discretion of the proxy holders as to any other matter that may come before the Meeting.

Revocability of Proxy

      Any stockholder of the Company who has given a proxy has the power to revoke such proxy at any time before it is voted either (i) by filing a written revocation or a duly executed proxy bearing a later date with H. Haywood Miller III, Corporate Secretary of the Company, at Argan, Inc., One Church Street, Suite 302, Rockville, Maryland 20850, or (ii) by appearing at the Meeting and voting in person. Attendance at the Meeting will not in and of itself constitute the revocation of a proxy. Voting by those present during the Meeting will be by ballot.

Record Date, Outstanding Securities and Votes Required

      The Board of Directors of the Company has fixed the close of business on May 6, 2005 as the record date (the "Record Date") for determining holders of outstanding shares of Common Stock, $.15 par value per share (the "Common Stock"), who are entitled to notice of and to vote at the Meeting. As of the Record Date, there were approximately 460 stockholders of record and 2,758,845 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote on each of the proposals to be voted upon.

      Abstentions and broker non-votes are counted for purposes of determining the number of shares represented at the Meeting, but are deemed not to have voted on the proposals. Broker non-votes occur when a broker nominee, holding shares in street name for the beneficial owner thereof, has not received voting instructions from the beneficial owner and does not have discretionary authority to vote. Both the Election of Directors and the Ratification of Auditors require the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and voting. Accordingly, abstentions, broker non-votes or the failure to either return a proxy or to attend the meeting will be deemed not to have voted on the Election of Directors and the Ratification of Auditors.

      The officers and directors of the Company will vote the shares of Common Stock beneficially owned or controlled by them (representing approximately 29% of the shares of Common Stock issued and outstanding) in favor of the Election of Directors and the Ratification of Auditors.

                               PROPOSAL NUMBER ONE

                              Election of Directors

      The directors of the Company are elected annually and hold office until the next annual meeting of stockholders and until their successors have been elected and shall have been qualified. Vacancies and newly-created directorships resulting from any increase in the number of authorized directors may be filled by a majority vote of the directors then in office.

      At the Meeting, stockholders of the Company are being asked to elect seven directors. Each of the nominees is currently a member of the Company's Board of Directors.

      Unless a stockholder withholds authority, the holders of proxies representing shares of Common Stock will vote FOR the election of each of the nominees listed below. The Board of Directors has no reason to believe that the nominees will decline or be unable to serve as Directors of the Company. However, if a nominee shall be unavailable for any reason, then the proxies may be voted for the election of such person as may be recommended by the Board of Directors.

Nominees for Election as Director

      The following table sets forth the age and title of each nominee director, as well as descriptions of such person's additional business experience during the past five years.

Name                         Age               Position
----                         ---               --------

Rainer H. Bosselmann         62                Chairman of the Board, Chief
                                               Executive Officer and President

DeSoto S. Jordan             60                Director

Daniel A. Levinson           44                Director

W.G. Champion Mitchell       58                Director

T. Kent Pugmire              73                Director

James W. Quinn               47                Director

Peter L. Winslow             74                Director

      Rainer H. Bosselmann. Mr. Bosselmann has been a Director and Chairman of the Board since May 2003 and President since October 2003. Mr. Bosselmann was a Director and Vice Chairman of the Board from January 2003 to May 2003. Mr. Bosselmann was Chairman of the Board, Chief Executive Officer and a Director of Arguss Communications, Inc. ("Arguss"), a telecommunications infrastructure company listed on the New York Stock Exchange, from 1996 through 2002 and President of Arguss from 1997 through 2002. Since 1996, Mr. Bosselmann has served as a principal with Holding Capital Group, Inc., a firm engaged in mid-market acquisitions and investments. From 1991 through 1995, Mr. Bosselmann served as Vice Chairman of the Board and President of Jupiter National, Inc. ("Jupiter National"), a business development company listed on the American Stock Exchange.

      DeSoto S. Jordan. Mr. Jordan has been a Director of the Company since May 2003. Mr. Jordan has been Chairman of Afton Holdings, LLC, a private equity firm, since 2000. Mr. Jordan was co-founder of Perot Systems Corporation and served as an officer from 1988 to 1999 and as a Director since February 2004. Mr. Jordan was a Director of Arguss from 1999 through 2002.

      Daniel A. Levinson. Mr. Levinson has been a Director of the Company since May 2003. In 1997, Mr. Levinson founded Main Street Resources, a niche sponsor of private equity transactions, and has been its managing partner. Since 1998, Mr. Levinson has been President of MSR Advisors, Inc. From 1988 to 1997, Mr. Levinson was one of the principals of Holding Capital Group. Mr. Levinson was also a Director of Arguss from 2000 through 2002.

      W.G. Champion Mitchell. Mr. Mitchell has been a Director of the Company since October 2003. Since January 2003, Mr. Mitchell has been Chairman of the Board and Chief Executive Officer of Network Solutions, Inc. Network Solutions is engaged in the creation, marketing and management of digital identity and web presence products. From August 2001 to 2003, Mr. Mitchell was Executive Vice President and General Manager, Mass Markets Division, of VeriSign Inc. VeriSign is a provider of critical Internet infrastructure services. From May 1999 to March 2000, Mr. Mitchell was Chairman, President and CEO of Convergence Equipment Company, a telephony switch manufacturer. From February 1997 until May 1999, Mr. Mitchell was Chairman and Chief Executive Officer of Global Exchange Carrier Co., an Internet telephone networking company.

      T. Kent Pugmire. Dr. Pugmire has served as a Director of the Company since June 1991. Since 1992, Dr. Pugmire has served as an independent technical consultant. Previously, Dr. Pugmire was Executive Vice President of ARDE Inc. and worked as a Program Manager for several companies, including TRW Space Systems Division, Technion Inc., AVCO Missile and Space Systems (now a division of Textron), General Electric Space Sciences Laboratory, and Boeing Propulsion and Mechanical Systems Department.

      James W. Quinn. Mr. Quinn has been a Director of the Company since May 2003. Mr. Quinn is currently a Director of Allen & Company LLC, an investment banking firm. Since 1982, Mr. Quinn has served in various capacities at Allen & Company and its affiliates, including head of the Corporate Syndicate Department and Chief Financial Officer. Mr. Quinn served as a Director of Arguss from 1999 through 2002.

      Peter L. Winslow. Mr. Winslow has been a Director of the Company since June 2003. Since 1992, Mr. Winslow has served in several executive capacities at Fin-Net LLC and its predecessor company Fin-Net, Inc., a financial networking company, where he currently serves as Chairman and Managing Director. Mr. Winslow was the founder and President of Winslow, Evans & Crocker, Inc., a brokerage and financial services company, and he served in several executive capacities between 1992 and 2004. Since March 2002, Mr. Winslow has been Managing Director of Family Capital Trust Company, N.A. Mr. Winslow was also a Director of Jupiter National from 1991 to 1996. Mr. Winslow served as a Director of Arguss from 1996 through 2002.

Executive Officers who are Not Directors

      The following table sets forth the age and title of each executive officer of the Company who is not a nominee director, as well as descriptions of such person's additional business experience during the past five years.

Name                           Age              Position
----                           ---              --------

H. Haywood Miller III          45               Executive Vice President and
                                                Secretary

Arthur F. Trudel               55               Senior Vice President and
                                                Chief Financial Officer

      H. Haywood Miller III. Mr. Miller has been Executive Vice President of the Company since May 2003 and a corporate officer of the Company since January 2003. From 1997 to 2002, Mr. Miller served as Executive Vice President of Arguss. From 1990 to 1996, Mr. Miller was general counsel and portfolio manager of Jupiter National.

      Arthur F. Trudel. Mr. Trudel has been Senior Vice President and Chief Financial Officer of the Company since May 2003 and a corporate officer of the Company since January 2003. From 1997 to 2002, Mr. Trudel served as Chief Financial Officer of Arguss. From 1988 to 1997, Mr. Trudel was Senior Vice President and Chief Financial Officer of JHM Capital Corporation.

Compliance with Section 16(a) of the Exchange Act

      Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who beneficially own more than 10% of the Company's common stock (collectively, the "Reporting Persons") to file with the Commission (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such common stock. Based solely upon a review of copies of Section 16(a) reports and representations received by the Company from Reporting Persons, and without conducting any independent investigations of its own, the Company believes that no Reporting Person failed to timely file Forms 3, 4 or 5 with the Commission during the fiscal year ended January 31, 2005, other than Mr. Kevin Thomas who was late with one filing.

Compensation of Executive Officers

      The following summary compensation table sets forth the aggregate compensation paid to or earned by the President and Chief Executive Officer of the Company and the most highly compensated executive officers of the Company (other than the President and Chief Executive Officer) whose total annual salaries and bonuses exceeded $100,000 for the year ended January 31, 2005 (the "Named Executive Officers").

                                                         Annual
                                                      Compensation                         Long Term Compensation
                                        -----------------------------------------------  -------------------------
                                                                                         Awards        Payouts
                                                                                         ------        -------
                              Fiscal
                               Year                                     Other
                              Ended                                     Annual           Securities     LTIP        All Other
Name And Principal Position  January       Salary        Bonus      Compensation ($)     Underlying    Payouts      Comp.
                                31           ($)          ($)                            Options (#)      ($)       ($)(1)
---------------------------- ---------- -------------- ----------- --------------------  ------------- ----------- -------------
Rainer H. Bosselmann         2005            $120,833     $50,000                   --             --          --        $1,008
 Chief Executive             2004           $  83,333          --                   --             --          --            --
 Officer and                 2003                  --          --                   --             --          --            --
 President

H. Haywood Miller III        2005            $120,833     $50,000                   --             --          --        $1,008
 Executive Vice              2004           $  83,333          --                   --             --          --            --
 President and               2003                  --          --                   --             --          --            --
 Secretary

Arthur F. Trudel, Jr.        2005            $120,833     $50,000                   --             --          --        $1,358
 Senior Vice                 2004           $  83,333          --                   --             --          --            --
 President                   2003                  --          --                   --             --          --            --



(1)   Represents Company contributions under the Company's 401(k) Plan.

Option Grants

      No individual grants of stock options were made during the fiscal year ended January 31, 2005 to any of the Named Executive Officers.

Option Exercises

      The Named Executive Officers held no exercisable or unexercisable options during the fiscal year ended January 31, 2005. No options were exercised by any of the Named Executive Officers during the fiscal year ended January 31, 2005. For a description of certain warrants held by Named Executive Officers, see "Security Ownership of Certain Beneficial Owners and Management" below.

Description of the 2001 Stock Option Plan

      In August 2001, the Board of Directors adopted and the stockholders of the Company approved the 2001 Stock Option Plan (the "Stock Option Plan"). As adopted in 2001, the Stock Option Plan authorized the issuance of options to purchase a maximum of 33,333 shares of Common Stock. In April 2003, the Board of Directors adopted and the stockholders of the Company approved an amendment to the Stock Option Plan increasing the total number of shares of Common Stock reserved for issuance under the Stock Option Plan to 250,000. The maximum number of shares may be adjusted in certain events, such as a stock split, reorganization or recapitalization. Officers, directors and employees of the Company or its subsidiaries are eligible to receive non-qualified stock options under the Stock Option Plan. Employees (including officers and directors who are employees) of the Company or its subsidiaries are eligible to receive incentive stock options under the Stock Option Plan. In the event incentive stock options are granted, the aggregate fair market value of the Common Stock issuable under such options for each optionee during any calendar year cannot exceed $100,000. To the extent that an incentive stock option exceeds the $100,000 threshold, the excess will be treated as a non-qualified stock option.

      The Company receives no monetary consideration for the grant of options under the Stock Option Plan. In the case of an incentive stock option, the exercise price cannot be less than the fair market value (as defined in the Stock Option Plan) of the Common Stock on the date the option is granted. If the optionee is a stockholder who beneficially owns 10% or more of the outstanding Common Stock, the exercise price of incentive stock options may not be less than 110% of the fair market value of the Common Stock. The term of an option cannot exceed ten years; provided, however, that the term of options granted to owners of 10% or more of the outstanding shares of Common Stock cannot exceed five years.

      The Stock Option Plan will terminate automatically and no options may be granted after July 19, 2011 (the "Termination Date"); provided, however, that Stock Option Plan may be terminated by the Board of Directors at any time prior to the Termination Date. Termination of the Stock Option Plan will not affect options that were previously granted.

      Pursuant to the terms of the Stock Option Plan, the vesting with respect to all issued and outstanding options to purchase Common Stock of the Company may accelerate and become fully exercisable upon a change in control of the Company.

      As of January 31, 2005 there were 82,000 options granted under the 2001 Stock Option Plan.

Employment and Severance Agreements

      On January 3, 2005, the Company entered into substantially similar employment agreements with (i) Rainer H. Bosselmann as its President and Chief Executive Officer, (ii) H. Haywood Miller III as its Executive Vice President, and (iii) Arthur F. Trudel, Jr. as its Senior Vice President and Chief Financial Officer (each, an "Executive").

      Pursuant to the employment agreements, the Company agreed to employ each Executive for an initial term of one year, which term will automatically renew for successive one year periods unless the Company or the Executive provides at least 90 days prior written notice of its or his election not to renew. The agreements provide for each Executive to receive during the employment period an annual base salary of $150,000, subject to increase (but may not be reduced) from time to time in such amounts as the Company, in its reasonable discretion, deems to be appropriate, and an annual bonus in the discretion of the Board of Directors of the Company, subject to the satisfaction of reasonable performance criteria established for the Executive with respect to such year. The agreements further provide that each Executive may participate in any stock option, incentive and similar plans established by the Company and shall be granted stock options and other benefits similar to options and benefits granted to other executives, subject in all cases to the satisfaction by the Executive of the terms and conditions of such plans and to the reasonable exercise by the Board of any discretion granted to it or them thereunder.

      In addition, under the employment agreements, in the event that an Executive's employment is terminated for any of the reasons specified below or there occurs a "change in control", the Executive will receive as severance pay in a single lump sum payment, an amount equal to 24 months of his base salary within 30 days after the Executive's termination of employment or change of control, as the case may be, based on 12 times the Executive's final full month salary at the date the Executive's employment ceases or at the date of the change in control, as the case may be, without reduction or offset for any other monies which the Executive may thereafter earn or be paid. The reasons which cause severance pay to be paid to an Executive include:

      (i) termination by the Executive because of a material diminution of the Executive's duties, authority or responsibility, or a material impairment by action of the Company of his ability to perform his duties and responsibilities, regardless of whether such diminution is accompanied by a change in the Executive's title with the Company;

      (ii) termination by the Executive because of a material breach by the Company of any provision of the employment agreement, which breach continues for a period of 30 days after written notice of such breach is given by the Executive to the Company; and

      (iii) termination by the Company at any time without cause, including notice of non-renewal of the agreement.

Each Executive shall also be entitled for a period of 24 months from the termination of his employment or a change in control, as the case may be, to the continuation of all benefits provided to the Executive, excluding sick and vacation time, subject to any applicable employee co-payments.

      If an Executive's employment is terminated by the Company by reason of the Executive's death, disability or "for cause" or voluntarily by the Executive for any reason other than as set forth in the preceding paragraph, the Company will not be obligated to make any payments to the Executive by reason of his cessation of employment other than such amounts, if any, of his base salary that have accrued and remain unpaid and such other amounts which may then otherwise be payable to the Executive from the Company's benefit plans or reimbursement policies, if any.

Committees and Meetings of the Board of Directors and Related Matters

      The Board of Directors held six regular meetings and acted by unanimous consent two other times during the fiscal year ended January 31, 2005. Each director attended at least 75% of the meetings of the Board of Directors and Board committees of which he was a member during the period he served as director, except for Mr. Mitchell who attended 67%.

Independent Directors

      The Board of Directors has determined that the following members of the Board are independent directors, as such term is defined in Nasdaq Rule 4200(a)(15): Messrs. Quinn, Jordan, Winslow, Mitchell and Pugmire. The independent directors may meet from time to time in executive session without the other members of the Board.

Executive Committee

      The Board of Directors has an Executive Committee comprised of Messrs. Bosselmann (Chairman), Jordan and Levinson. The Executive Committee, which held no meetings during fiscal 2005, is authorized to exercise the general powers of the Board managing the business and affairs of the Company between meetings of the Board of Directors.

Nominating Committee

      The Board of Directors has a Nominating Committee. During fiscal 2005, the committee was comprised of Messrs. Winslow (Chairman), Jordan and Pugmire. The committee was formed in April 2004. The committee adopted a written charter, a copy of which can be found at http://www.arganinc.com/financial_statements.html by selecting Document Title: DEF14A -Proxy Statement filed May 21, 2004 and scrolling down to Exhibit A. The members of the committee are all independent directors under applicable Nasdaq rules. Members of the Nominating Committee are appointed by the Board of Directors.

      The committee is responsible for identifying individuals qualified to become members of the Board of Directors, and recommending to the Board of Directors the persons to be nominated by the Board for election as directors at the annual meeting of stockholders and the persons to be elected by the Board of Directors to fill any vacancies on the Board.

      Directors are not required to meet any specific or minimum qualifications. The committee does, however, use certain selection criteria as a guide in its selection process including the following: (i) nominees should have a reputation for integrity, honesty and adherence to high ethical standards; (ii) nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company and should be willing and able to contribute positively to the decision-making process of the Company; (iii) nominees should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board of Directors and its committees; (iv) nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders; (v) nominees should not have, or appear to have, a conflict of interest that would impair the nominee's ability to represent the interests of all the Company's stockholders and to fulfill the responsibilities of a director; and (iv) nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The committee is also responsible for reviewing with the Board of Directors, on an annual basis, the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

      The committee will consider nominees for the Board of Directors recommended by stockholders. Nominations by stockholders must be in writing, must include the full name of the proposed nominee, a brief description of the proposed nominee's business experience for at least the previous five years, and a representation that the nominating stockholder is a beneficial or record owner of the Company's common stock. Any such submission must also be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as director if elected. Nominations must be delivered to the committee at the following address:

     Nominating Committee
     Argan, Inc.
     c/o Corporate Secretary
     One Church Street, Suite 302
     Rockville, MD  20850

      The committee is required to review the qualifications and backgrounds of all directors and nominees (without regard to whether a nominee has been recommended by stockholders), as well as the overall composition of the Board of Directors, and recommend a slate of directors to be nominated for election at the annual meeting of stockholders, or, in the case of a vacancy on the Board of Directors, recommend a director to be elected by the Board to fill such vacancy.

Audit Committee

      The Board of Directors has an Audit Committee. During fiscal 2005, the committee was comprised of Messrs. Quinn (Chairman), Jordan and Winslow. The committee held six meetings during fiscal 2005. The members of the committee are all independent directors under applicable SEC and Nasdaq rules. In addition, the Board of Directors has determined that at least one of the independent directors serving on the Audit Committee, Mr. Quinn, is an audit committee financial expert, as that term has been defined by SEC rules.

Audit Committee Report

      The Audit Committee of the Board of Directors of the Company is composed of three independent directors. The Board has made a determination that the members of the Audit Committee satisfy the independence and other requirements of applicable Nasdaq and SEC rules. The Board has also made the determination that at least one member of the Audit Committee is a "financial expert" as that term is defined in applicable SEC rules.

      The responsibilities of the Audit Committee are set forth in the Charter of the Audit Committee, which was adopted by the Board of Directors of the Company in October 2003. The Audit Committee is responsible for, among other things, appointing, establishing the compensation for, supervising and, where appropriate, replacing the Company's independent public accountants; considering the qualifications and independence of the Company's independent accountants; approving all audit and non-audit services provided by the Company's independent public accountants; and reviewing and discussing with Company management and the Company's independent public accountants the Company's financial statements. The Company's independent public accountants are required to report directly to the Audit Committee. The Audit Committee also reviews the Company's accounting policies, internal control procedures and systems and compliance activities and also reviews the Charter of the Audit Committee.

      The following is a report on the Audit Committee's activities relating to fiscal year 2005.

      Review of Audited Financial Statements with Management

      The Audit Committee reviewed and discussed the audited financial statements with the management of the Company.

      Review of Financial Statements and Other Matters with Independent Accountants

      The Audit Committee has discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received from Ernst & Young LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Ernst & Young LLP matters relating to the firm's independence from the Company.

      Recommendation that Financial Statements be Included in Annual Report

      Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended January 31, 2005 for filing with the Securities and Exchange Commission.

                                                                    May 11, 2005


---------------------------------------
Audit Committee

James W. Quinn (Chairman)
DeSoto S. Jordan
Peter L. Winslow

Compensation Committee

      The Board of Directors has a Compensation Committee. During fiscal 2005, the Committee was comprised of Messrs. Jordan (Chairman), Quinn and Winslow. The Committee held two meetings during fiscal 2005. The members of the committee are all independent directors under applicable Nasdaq rules. Members of the Compensation Committee are appointed by the Board of Directors.

      The Compensation Committee is responsible for implementing and reviewing executive compensation plans, policies and programs in an effort to ensure the attraction and retention of executive officers in a reasonable and cost-effective manner, to motivate their performance in the achievement of the Company's business objectives and to align the interests of executive officers with the long-term interests of the Company's shareholders. To that end, it is the responsibility of the committee to develop and approve periodically a general compensation policy and salary structure for executive officers of the Company which considers business and financial objectives, industry and market pay practices and/or such other information as may be deemed appropriate. It is also the responsibility of the committee to review and recommend for approval by the independent directors of the Board the compensation (salary, bonus and incentive compensation) of the Chief Executive Officer of the Company and review and approve the compensation (salary, bonus, incentive and other compensation) of the other executive officers of the Company; review and approve perquisites offered to executive officers of the Company; review and approve corporate goals and objectives relevant to the compensation of executive officers of the Company and evaluate performance in light of the goals and objectives; and review and approve all employment, retention and severance agreements for executive officers of the Company. The committee also acts on behalf of the Board in administering compensation plans approved by the Board and/or the shareholders of the Company (including the Company's 2001 Stock Option Plan), in a manner consistent with the terms of such plans; reviews and makes recommendations to the Board with respect to new compensation incentive plans and equity-based plans; and reviews and make recommendations to the Board on changes in major benefit programs of executive officers of the Company. The committee also reviews the management succession program for the Chief Executive Officer and selected executive officers of the Company.

Stockholder Communications with Directors

      The Company has established a process by which stockholders can communicate with the Company's Board of Directors. Stockholders may communicate with the Board of Directors, or any of the Company's individual directors, by sending their communications to the Board of Directors, or to any individual director, at the following address:

     Board of Directors of
     Argan, Inc.
     c/o Corporate Secretary
     One Church Street, Suite 302
     Rockville, MD  20850

      All stockholder communications received by the Company's Corporate Secretary will be delivered to one or more members of the Board of Directors, or, in the case of communications sent to an individual director, to such director.

Director Attendance at the Annual Meeting

      Although the Company does not have a formal policy with respect to director attendance at annual meetings, the Company strongly encourages directors to attend the annual meeting. All but one of our directors attended last year's annual meeting, and we expect that all of our directors will attend this year's annual meeting.

Compensation Committee Interlocks and Insider Participation

      Decisions regarding executive compensation are principally made by the Compensation Committee. The Compensation Committee reviews and recommends for approval by the independent members of the Board of Directors the compensation (salary, bonus and other long-term incentives) of the Chief Executive Officer of the Company and reviews and approves the compensation (salary, bonus and long-term incentives) of the other executive officers of the Company. The Compensation Committee is responsible for the recommendation to the independent directors of the Company of incentive awards to the Chief Executive Officer of the Company under the plans and the approval of incentive awards to the other executive officers of the Company under the plans. No member of the Compensation Committee was an officer or employee of the Company during the fiscal year ended January 31, 2005.

Compensation Committee Report On Executive Compensation

      The Compensation Committee reviews the Company's compensation plan on a regular basis. The Compensation Committee regularly updates its assessment of various long-term incentive tools including stock options, restricted stock, performance-based equity and other alternatives that might be available.

      The Company's primary objective in developing executive compensation policies is to attract, motivate and retain highly qualified and effective leaders. The compensation policy includes various components of compensation that are intended to align management behaviors and priorities directly with the Company's strategic objectives and to encourage management to act in the best long-term interest of the Company and its shareholders. The Company's executive officer compensation policy generally consists of three elements: base compensation, annual cash bonus and long-term incentive compensation.

Cash Compensation

      Annual cash compensation consists of two elements: base salary and annual cash bonus. Each officer is offered a base salary that is commensurate for the role that he or she is performing. In setting compensation, the Compensation Committee strives to maintain base compensation for the Company's executive officers at levels which the Compensation Committee, based on its experience, believes are competitive with the compensation of comparable executive officers in similarly situated companies.

      Increases in base salary are based on a periodic review and evaluation of the performance of the operation or function for which the executive has responsibility, and is measured against defined performance criteria. The executive is also reviewed according to his or her competence as an effective leader in the Company, which includes an evaluation of the skills and experience required for the job, coupled with a comparison of these elements with similar elements for other executives both within and outside of the Company.

      Executive officers are eligible to participate in a bonus plan. The Compensation Committee determines awards under the bonus plan. The Compensation Committee considers input of the Chief Executive Officer with respect to the bonus to be awarded to the other executive officers. The executive officers, as well as other key employees, may receive bonuses based upon meeting the performance objectives of the Company and their contributions to the Company.

      The compensation paid by the Company to its Chief Executive Officer for fiscal 2005 was based upon an agreement negotiated with Mr. Bosselmann. The Compensation Committee believes, based upon the individual experience of its members, that the compensation package for Mr. Bosselmann for fiscal 2005 was reasonable based upon Mr. Bosselmann's experience, his level of responsibility and the contributions made and expected to be made by him to the Company.

Long-term Incentive Compensation

      Each of the executive officers and all employees are eligible to receive awards under the 2001 Stock Option Plan. The 2001 Stock Option Plan will be used to align a portion of the officers' compensation with the shareholders' interest and the long-term success of the Company by encouraging the executive officers and other employees to remain with the Company, and by enabling optionees to develop and maintain a significant, long-term stock ownership position in the Company's Common Stock. The value realizable from exercisable options is dependent upon the extent to which the Company's performance is reflected in the market price of the Company's Common Stock at any particular point in time.

      In determining the number of options to be granted to each executive officer, the Compensation Committee considers input of the Chief Executive Officer with respect to the executive officers, other than the Chief Executive Officer. These determinations are based upon compensation surveys conducted during fiscal 2001 of executive officers and certain key employees in comparable companies.

The members of the Compensation Committee have submitted this report.

---------------------------------------

Compensation Committee

DeSoto S. Jordan (Chairman)
James W. Quinn
Peter L. Winslow

Directors' Compensation

      Each non-employee director of the Company receives a $2,500 annual fee, plus $300 for each formal meeting attended. Directors are also reimbursed for reasonable expenses actually incurred in connection with attending each formal meeting of the Board of Directors or any committee thereof.

Performance Graph

      The following graph compares the annual change in the Company's cumulative total shareholder return on its Common Stock for the five fiscal years ended January 31, 2005 with the cumulative total return on the Russell 2000 and a peer group consisting of SIC Group Code 2833 companies for that period.

                       1/31/00   1/31/01   1/31/02   1/31/03   1/31/04   1/31/05

Argan, Inc.            $100.00   $100.00   $ 71.09   $ 88.86   $ 81.87   $ 66.94
Russell 2000           $100.00   $102.44   $ 97.35   $ 75.00   $117.03   $125.75
Peer Group             $100.00   $ 85.32   $ 51.20   $ 31.87   $ 66.76   $ 56.63

Certain Relationships and Related Transactions

      On January 28, 2005, the Company sold and issued to MSR I SBIC, L.P., a Delaware limited partnership ("MSR"), 129,032 shares (the "Shares") of common stock, pursuant to a Subscription Agreement dated as of January 28, 2005 between the Company and MSR (the "Subscription Agreement"). The Shares were issued at a purchase price of $7.75 per share ("Share Price"), yielding aggregate proceeds of $999,998. MSR is an entity controlled by Daniel Levinson, a director of the Company.

      Pursuant to the Subscription Agreement, the Company has agreed to issue additional shares of Common Stock to MSR in accordance with the Subscription Agreement under certain conditions upon the earlier of (i) the Company's issuance of additional shares of common stock having an aggregate purchase price of at least $2,500,000 for a consideration per share less than the Share Price, subject to certain exclusions; and (ii) July 31, 2005. Shares would be issued in amounts determined by reference to the Company's prevailing thirty-day average stock price. The number of additional shares to be issued would effectively reduce the MSR's purchase price per common stock as set forth in the Subscription Agreement.

      The Company leases administrative, manufacturing and warehouse facilities from Kevin Thomas, who is an officer Vitarich Laboratories, Inc. ("VLI"), a wholly owned subsidiary of the Company, and an employee and former owner of Southern Maryland Cable, Inc., a wholly owned subsidiary of the Company. The total expenses under these arrangements were $134,000 and $72,000 for the years ended January 31, 2005 and 2004, respectively. The future minimum lease commitments under these arrangements during each fiscal year ended January 31 through fiscal year ended January 31, 2010 are: 2006 - $290,000; 2007 - 292,000;
2008 - 231,000; 2009 - 231,000; 2010 - 152,000; thereafter - $714,000 which totals $1,910,000.

      The Company also entered into a supply agreement with an entity owned by Kevin Thomas whereby the supplier committed to sell to the Company and the Company committed to purchase on an as-needed basis, certain organic products. VLI made $47,000 in purchases under the supply agreement for the period from acquisition (August 31, 2004) through January 31, 2005. On January 31, 2005, the Company owed $8,000 to the entity owned by Kevin Thomas.

      The Company also sells its products in the normal course of business to an entity in which Kevin Thomas has an ownership interest. The pricing on such transactions is consistent with VLI's general customer pricing for nonaffiliated entities. VLI had approximately $242,000 in sales with this entity for the period from acquisition (August 31, 2004) to January 31, 2005. On January 31, 2005, the affiliated entity owed $112,000 to VLI net of an allowance for doubtful accounts of $84,000.

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth certain information as of January 31, 2005 regarding the beneficial ownership of common stock by (A) each person known by the Company to own beneficially more than five percent of the common stock, (B) each director and director nominee of the Company, (C) each of the "Named Executive Officers" (as defined in "Executive Compensation - Summary Compensation Table"), and (D) all directors and nominees, named executive officers and executive officers of the Company as a group. Unless otherwise indicated, the address of each person named in the table below is c/o Argan, Inc., One Church Street, Suite 302, Rockville, Maryland 20850.

--------------------------------------------------------------------------------

                                      Number of Shares        Percentage
Name                                Beneficially Owned(1)  Beneficially Owned(1)

Kevin Thomas                            779,958(2)              28.3%
KeyCorp                                 779,958(3)              28.3%
MSR Advisors, Inc.                      504,616(4)              18.0%
Wheatley Partners III, LLC              258,065(5)               9.4%
Steel Partners II, L.P.                 175,840(6)               6.4%
Rainer H. Bosselmann                    322,560(7)              11.4%
DeSoto S. Jordan                          5,000(8)                  *
Daniel A. Levinson                      509,616(9)              18.1%
W.G. Champion Mitchell                    5,000(10)                 *
T. Kent Pugmire                           6,400(11)                 *
James W. Quinn                           17,903(12)                 *
Peter L. Winslow                         43,640(13)              1.6%
H. Haywood Miller III                    73,300(14)              2.6%
Arthur F. Trudel                         70,000(15)              2.5%
All directors and nominees, named
executive officers and
executive officers
as a group (9 persons)                1,053,419(16)             34.9%

----------
* Less than 1 %

(1) As used in this table, a beneficial owner of a security includes any person who, directly or indirectly, through contract, arrangement, understanding, relationship or otherwise has or shares (i) the power to vote, or direct the voting of, such security or (ii) investment power which includes the power to dispose, or to direct the disposition of, such security. In addition, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days of the date shown above.

(2) Based upon a Schedule 13D filed with the Commission by Kevin Thomas on January 28, 2005. Mr. Thomas has sole voting and sole dispositive power with respect to all of the shares owned by KeyCorp.

(3) Based upon a Schedule 13G/A filed with the Commission by KeyCorp on March 14, 2005. Of such 779,958 shares, KeyCorp has sole voting power with respect to 0 shares and sole dispositive power with respect to all of the shares.

(4) Based upon a Schedule 13D filed with the Commission by MSR Advisors, Inc. and certain affiliates on February 10, 2005. Includes 454,616 shares of Common Stock and warrants to purchase 50,000 shares of Common Stock beneficially owned (in the aggregate) by MSR Advisors, Inc., a Delaware corporation ("MSRA"), MSR I SBIC Partners, LLC, a Delaware limited liability company ("MSRI Partners"), MSR I SBIC, L.P., a Delaware limited partnership ("MSRI"), and Tri-Lev LLC, a Connecticut limited liability company ("Tri-Lev"). Of such 504,616 shares, MSRA has sole voting and dispositive power with respect to 50,000 shares and shared voting and dispositive power with respect to 454,616 shares; MSRI Partners has sole voting and dispositive power with respect to 0 shares and shared voting and dispositive power with respect to 504,616 shares; MSRI has sole voting and dispositive power with respect to 451,616 shares and shared voting and dispositive power with respect to 53,000 shares; and Tri-Lev has sole voting and dispositive power with respect to 3,000 shares and shared voting and dispositive power with respect to 501,616 shares. Daniel A. Levinson, a director of the Company, is the President of MSRA and the Managing Member of MSRI Partners. MSRA is the Manager of Tri-Lev. MSRI Partners is the General Partner of MSRI. The business address of Mr. Levinson, MSRA, MSRI Partners, MSRI, and Tri-Lev is 8 Wright Street, Westport, Connecticut 06880. Each of Mr. Levinson, MSRA, MSRI Partners, MSRI, and Tri-Lev (each an "MSRA Person") disclaims beneficial ownership of all shares and warrants of the Company beneficially owned by the other MSRA Persons, except to the extent such person has sole voting and dispositive power with respect to such securities.

(5) Based upon a Schedule 13G filed with the Commission by Wheatley Partners III, LLC and certain affiliates on May 6, 2003, includes 258,065 shares beneficially owned (in the aggregate) by Wheatley Partners III, LLC, Wheatley Partners III, L.P., Wheatley Associates III, L.P. and Wheatley Foreign Partners III, L.P. Wheatley Partners III, LLC is the General Partner of Wheatley Partners III, L.P., Wheatley Associates III, L.P. and Wheatley Foreign Partners III, L.P. Of such 258,065 shares, Wheatley Partners III, LLC has sole voting and dispositive power with respect to 0 shares and shared voting and dispositive power with respect to 258,065 shares; Wheatley Partners III, L.P. has sole voting and dispositive power with respect to 180,542 shares and shared voting and dispositive power with respect to 77,523 shares; Wheatley Associates III, L.P. has sole voting and dispositive power with respect to 38,135 shares and shared voting and dispositive power with respect to 219,930 shares; and Wheatley Foreign Partners III, L.P. has sole voting and dispositive power with respect to 39,388 shares and shared voting and dispositive power with respect to 218,677 shares. The business address of Wheatley Partners is 80 Cuttermill Road, Suite 311, Great Neck, NY 11021.

(6) Based upon a Form 4 filed with the Commission by Steel Partners II, L.P. and its affiliates. The business address of Steel Partners is 150 East 52nd Street, 21st Floor, New York, New York 10020.

(7) Includes 238,710 shares owned by Mr. Bosselmann, 23,850 shares owned by Mr. Bosselmann's wife (of which Mr. Bosselmann disclaims beneficial ownership), and warrants to purchase 60,000 shares held by Mr. Bosselmann.

(8) Includes options to purchase 5,000 shares of common stock held by Mr. Jordan, all of which are fully vested.

(9) Includes options to purchase 5,000 shares of common stock held by Mr. Levinson, all of which are fully vested. Includes 454,616 shares and warrants to purchase 50,000 shares beneficially owned (in the aggregate) by MSRA, MSRI Partners, MSRI, and Tri-Lev. Mr. Levinson is the President of MSRA and the Managing Member of MSRI Partners. MSRA is the Manager of Tri-Lev. MSRI Partners is the General Partner of MSRI. The business address of Mr. Levinson is 8 Wright Street, Westport, Connecticut 06880. Mr. Levinson disclaims beneficial ownership of all shares and warrants of the Company beneficially owned by MSRA, MSRI Partners, MSRI and Tri-Lev.

(10) Includes options to purchase 5,000 shares of common stock held by Mr. Mitchell, all of which are fully vested.

(11) Includes options to purchase 5,000 shares of common stock held by Dr. Pugmire, all of which are fully vested.

(12) Includes options to purchase 5,000 shares of common stock held by Mr. Quinn, all of which are fully vested. Does not include 64,516 shares of common stock held by Allen & Company LLC, of which Mr. Quinn is a principal. Mr. Quinn disclaims beneficial ownership of the shares held by Allen & Company.

(13) Includes options to purchase 5,000 shares of common stock held by Mr. Winslow, all of which are fully vested. The 43,640 shares held by Mr. Winslow also include: 1,290 shares held by Mr. Winslow; 3,870 shares held by Mr. Winslow as Trustee for Louise Condit Trust u/d FBO Elinor Winslow; 3,200 shares held by Mr. Winslow as Trustee for Condit & EC Winslow 41 u/d Trust; 1,900 shares held by Mr. Winslow as Trustee for Sears B. Condit Trust u/w; 25,800 shares held by Mr. Winslow as Trustee for Sears B. Condit Trust u/l; and 2,580 shares held by Mr. Winslow as Trustee for Andrew N. Winslow Trust u/w.

(14) Includes 13,000 shares owned by Mr. Miller, 300 shares held in custodial accounts for Mr. Miller's minor children, and warrants to purchase 60,000 shares held by Mr. Miller.

(15) Includes 10,000 shares owned by Mr. Trudel and warrants to purchase 60,000 shares held by Mr. Trudel.

(16) Includes warrants to purchase 60,000 shares of Common Stock held by Mr. Bosselmann, warrants to purchase 60,000 shares of Common Stock held by Mr. Miller, warrants to purchase 60,000 shares of Common Stock held by Mr. Trudel, warrants to purchase 50,000 shares of Common Stock held by MSR Advisors, Inc. (of which Mr. Levinson is President), and options to purchase 30,000 shares of Common Stock held by directors and nominees, named executive officers and executive officers of the Company.

Securities Authorized for Issuance Under Equity Compensation Plans

      The following table sets forth information concerning equity compensation plans of the Company as of January 31, 2005:

                      Equity Compensation Plan Information

                                                  Number of securities to be   Weighted average         Number of securities
                                                  issued upon exercise of      exercise price of        remaining available
                                                  outstanding options,         outstanding options,     for future issuance
                                                  warrants and rights          warrants and rights          under equity
                                                                                                         compensation plans
                                                                                                       (excluding securities
                                                                                                        reflected in column
                                                                                                                (a))
                                                              (a)                     (b)                       (c)
Equity compensation plans approved by security            312,000(1)                   $7.77                 162,000(2)

Equity compensation plans not approved by                      --                         --                      --
security holders

Total                                                     312,000                      $7.77                 162,000

(1) Represents 82,000 shares issuable upon exercise of options granted under the 2001 Stock Option Plan as of January 31, 2005 and 230,000 shares issuable upon exercise of warrants as described below.

(2) Represents 162,000 shares remaining available for grant under the 2001 Stock Option Plan as of January 31, 2005.

                              PROPOSAL NUMBER TWO

                     Ratification of Independent Accountants

      The persons named in the enclosed proxy will vote to ratify the selection of Ernst & Young LLP as the Company's independent public accounting firm for the fiscal year ending January 31, 2006 unless otherwise directed by the stockholders.

      Rose, Snyder & Jacobs, a corporation of Certified Public Accountants ("RS&J"), audited the Company's financial statements for its fiscal years ended January 31, 2003 and January 31, 2002. The Company dismissed RS&J as the Company's principal accountants in May 2003. The decision to dismiss RS&J was approved by the Audit Committee of the Company on May 19, 2003, and RS&J was notified of the decision on May 20, 2003. The Company found no fault with the services rendered by RS&J to the Company. Rather, the Company believed that RS&J was not equipped to audit the newly-established national operations of the Company.

      During the Company's fiscal years ended January 31, 2003 and January 31, 2002, there were no disagreements with RS&J on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of RS&J, would have caused it to make references to the subject matter of the disagreement in connection with its report. RS&J's reports on the Company's financial statements for fiscal years 2002 and 2003 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's fiscal years 2002 and 2003 and the subsequent interim period preceding the decision to change principal accountants, there were no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

      On May 19, 2003, Ernst & Young LLP was engaged as the Company's principal accountants, and Ernst & Young audited the Company's financial statements for its fiscal year ended January 31, 2004 and January 31, 2005.

      Representatives of Ernst & Young are expected to be present at the Meeting. If present, the representatives will have an opportunity to make a statement, and it is expected that the representatives will be available to respond to appropriate questions.

Fees Paid to Accountants

      The following table shows the fees for professional services provided by Ernst & Young and RS&J for the fiscal years ended January 31, 2005 and January 31, 2004.

                                                       2005               2004
                                                     --------           --------
Audit Fees                                           $428,000           $265,000
Audit Related Fees                                   $ 21,000              6,000
Tax Fees                                             $ 48,000           $ 13,000
                                                     --------           --------
Total                                                $497,000           $284,000

      Audit Fees. This category includes the audit of the Company's annual financial statements, review of financial statements included in the Company's Form 10-QSB quarterly reports and services that are normally provided by the independent auditors in connection with SEC registration statements, assistance with SEC comment letters and accounting and reporting consultation for those fiscal years.

      Audit Related Fees. This category consists of professional services for due diligence in connection with proposed acquisitions.

      Tax Fees. This category consists of professional services rendered for tax compliance, tax advice and tax planning.

                              Stockholder Proposals

      In order to be considered for inclusion in the Proxy Statement relating to the 2006 Annual Meeting, any proposal by a record holder of Common Stock must be received by the Company at its principal offices in Rockville, Maryland on or before January 21, 2006. A proponent of such a proposal must comply with the proxy rules under the Securities Exchange Act of 1934, as amended.

                                  Solicitation

      All costs and expenses associated with soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company by personal interview, telephone, telegram, facsimile or electronic mail. Directors, officers and employees will not be additionally compensated for such solicitation but may be reimbursed for their out-of-pocket expenses. Arrangements will also be made with custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of Common Stock and the Company will reimburse custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in connection therewith.

                                  Other Matters

      As of the date of this Proxy Statement, the Board of Directors is not aware of any other business or matters to be presented for consideration at the Meeting other than as set forth in the Notice of Meeting attached to this Proxy Statement. However, if any other business shall come before the Meeting or any adjournment or postponement thereof and be voted upon, the enclosed proxy shall be deemed to confer discretionary authority on the individuals named to vote the shares represented by the proxy as to any such matters.

                          Annual Report on Form 10-KSB

      The Company will provide without charge to each beneficial holder of its Common Stock on the Record Date, upon the written request of any such person, copies of the Company's Annual Report on Form 10-KSB for the fiscal year ended January 31, 2005, as filed with the Commission. Any such request should be made in writing to Corporate Secretary, Argan, Inc., One Church Street, Suite 302, Rockville, Maryland 20850, telephone 301-315-0027.

                                   ARGAN, INC.
                          One Church Street, Suite 302
                            Rockville, Maryland 20850

        Proxy for Annual Meeting of Stockholders to be held June 23, 2005
                  Solicited on Behalf of the Board of Directors

      The undersigned hereby appoint(s) Rainer H. Bosselmann, H. Haywood Miller III and Arthur F. Trudel, and each of them, attorneys with full power of substitution, to vote as directed below all shares of Common Stock of Argan, Inc. registered in the name of the undersigned, or which the undersigned may be entitled to vote, at the Annual Meeting of Stockholders to be held at the offices of Allen & Company LLC located at 711 Fifth Avenue, 9th Floor, New York, New York 10022, on June 23, 2005 at 11:00 a.m. and at any adjournment or postponement thereof.

1. Election of Directors.

      |_| FOR all nominees listed below (except as marked to the contrary below)

      |_|   WITHHOLD AUTHORITY to vote for all nominees listed below

Nominees:

      Rainer H. Bosselmann
      DeSoto S. Jordan
      Daniel A. Levinson
      W.G. Champion Mitchell
      T. Kent Pugmire
      James W. Quinn
      Peter L. Winslow

(Instruction: To Withhold Authority to Vote for any Individual Nominee Strike a Line Through the Nominee's Name in the List Above.)

(Continues on Reverse Side)

2. Approval of the Ratification of Auditors.

         |_| FOR         |_| AGAINST         |_| ABSTAIN

3. As Such Proxies May in Their Discretion Determine in Respect of Any Other Business Properly to Come Before Said Meeting (The Board of Directors Knowing of No Such Other Business).

The directors recommend a vote FOR items 1 and 2.

This Proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this Proxy will be voted for Items 1 and 2 as proposed.


DATED____________________, 2005


                                       -----------------------------------------
                                             signature


                                       -----------------------------------------
                                             signature (if held jointly)

                                       (Please sign exactly as name appears on
                                       this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person).


                  PLEASE MARK, SIGN, DATE AND RETURN PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE